PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or--in the case of the bond market--benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

As in 1996, the high yield market outperformed the ten-year Treasury and the high grade corporate bond markets, but lagged the exceptional returns posted by the equity markets. The strong returns enjoyed by high yield bonds came despite the record amount of new issuance. As measured by Donaldson, Lufkin & Jenrette, companies raised over $120 billion of cash in the market, eclipsing 1996's record of $66 billion. Demand, however, kept pace with supply throughout most of the year as cash flowed into mutual funds, and pension and insurance companies, seeking higher yields, increased their exposure to the market.

As a result, spreads-to-Treasuries generally tightened across the board with lower-rated B, or riskier, bonds as well as higher duration issues achieving the best returns. The market was also supported by the robust equity markets which not only validated the underlying asset values of high yield issuers, but also enabled many companies to reduce debt by selling common stock. High equity values also provided an inexpensive currency with which to conduct mergers and acquisitions.

During 1997, First Investors Fund For Income returned 12.6% on a net asset value basis for Class A shares, equal to the average return for high yield bond funds as measured by Lipper Analytical Services, Inc. Class B shares returned 12.0% on a net asset value basis. For 1997, the Fund declared dividends from net investment income of 37.8 cents per share on Class A shares and 35.1 cents per share on Class B shares.

The largest driver of relative performance among high yield funds was how each fund was positioned before and after the Asian debt crisis during the third and fourth quarters. Fund For Income has for some time mostly avoided direct investment in emerging markets. Additionally, the Fund historically has sought to purchase the higher-quality credits in each rating classification. This positioning hurt the Fund during the first part of the year, when strong economic growth around the world drove risk premiums down (and bond prices up). The Asian turmoil reversed the trend not only by causing the market to sell off the debt of foreign companies, but by causing fears of slower growth and heightened competition from low-cost imports here in the U.S. Accordingly, the Fund's more conservative stance led to outperformance in the last few months of the year. Net for the year, our position led to average relative performance.

Away from Asia, the Fund benefited from acquisitions by stronger credits. For example, the Fund held the

FIRST INVESTORS FUND FOR INCOME, INC.

debt of Harris Chemical which is slated to be purchased by IMC Global. Activity within the telecommunications sector also boosted the Fund's performance. The announced acquisition of Brooks Fiber by WorldCom and, more recently, of Teleport by AT&T drove up the prices of all CLECs (competitive local exchange carriers). The Fund owned Brooks' bonds and is overweighted in the CLEC sector. On the other hand, the Fund's positions in the bonds of cyclical companies hurt performance toward the end of the year as the market reacted to the Asian events discussed above. Finally, once again helping performance was the lack of any new defaulted or severely distressed issuers in the portfolio.

I believe that the outlook for high yield bonds in 1998 is fairly strong. Continued high net issuance should be met by continued fund inflows, and default rates will probably remain low. That said, the Fund will not waver from its continuing emphasis on purchasing those credits which we believe have a strong prospect of credit improvement regardless of overall economic developments. Even a relatively small disappointment in corporate earnings growth or equity market strength could lead the high yield sector to reassess risk premiums.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds it holds. In particular, high yield funds invest in lower-rated debt obligations which are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

      [SIGNATURE]

Nancy W. Jones
Vice President
  and Portfolio Manager
January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS FUND FOR INCOME, INC.

Comparison of change in value of $10,000 investment in the First Investors Fund For Income, Inc. (Class A shares) and the Credit Suisse First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            CREDIT SUISSE FIRST BOSTON HIGH YIELD
                                 FUND FOR INCOME                            INDEX
Jan-88                                             9,375                                      10,000
Dec-88                                            10,675                                      11,365
Dec-89                                             9,834                                      11,408
Dec-90                                             8,142                                      10,680
Dec-91                                            11,631                                      15,353
Dec-92                                            13,574                                      17,911
Dec-93                                            16,025                                      21,298
Dec-94                                            16,118                                      21,091
Dec-95                                            19,106                                      24,757
Dec-96                                            21,668                                      27,832
Dec-97                                            24,402                                      31,347
                           Average Annual Total Returns*
Class A Shares                               N.A.V. Only                                               S.E.C. Standardized
One Year                                          12.62%                                                             5.49%
Five Years                                        12.45%                                                            11.00%
Ten Years                                         10.03%                                                             9.33%
S.E.C. 30-Day Yield                                                                            6.91%
Class B Shares
One Year                                          11.95%                                                             7.95%
Since Inception
(1/12/95)                                         14.11%                                                            13.32%
S.E.C. 30-Day Yield                                                                            6.68%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS FUND FOR INCOME, INC. (CLASS A SHARES) BEGINNING 1/1/88 WITH A THEORETICAL INVESTMENT IN THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX. THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,282 DIFFERENT ISSUES, 1,089 OF WHICH ARE CASH PAY, 150 ARE ZERO-COUPON, 12 ARE STEP BONDS, 21 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 10 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 8.2 YEARS, AN AVERAGE MATURITY OF 8.3 YEARS, AN AVERAGE DURATION OF 4.5 YEARS AND AN AVERAGE COUPON OF 10.4%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. THE PERFORMANCE OF CLASS B SHARES MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/29/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 8.5%, RESPECTIVELY). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CREDIT SUISSE FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO COMPOSITION
FIRST INVESTORS FUND FOR INCOME, INC.

The dollar weighted average of credit ratings of all bonds held by the Fund during the 1997 fiscal year and the dollar weighted average of the total of the Fund's investments in zero coupon bonds, step bonds and pay-in-kind bonds during the 1997 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 1997 fiscal year and is not necessarily representative of the Fund as of the end of its 1997 fiscal year, the current fiscal year or at any other time in the future.

                                                                                  Comparable Quality of
                                                                     Rated by     Unrated Securities to
                                                                      Moody's    Bonds Rated by Moody's
                                                                    ----------  ------------------------
Baa2..............................................................       0.00%                     0.52%
Baa3..............................................................       1.68                      0.00
Ba1...............................................................       2.03                      0.00
Ba2...............................................................       2.60                      0.00
Ba3...............................................................       9.67                      0.00
B1................................................................      20.35                      0.00
B2................................................................      25.23                      1.09
B3................................................................      19.80                      0.00
Caa...............................................................       1.00                      3.59
Ca................................................................       0.10                      0.00
--------------------------------------------------------------------------------------------------------

Zero Coupon Bonds       11.80%
Step Bonds               1.01%
Pay-in-kind Bonds        0.26%

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CORPORATE BONDS--87.5%
            AEROSPACE/DEFENSE--.5%
$   2,000M  Burke Industries,Inc., 10%, 2007                   $  2,065,000     $    46
---------------------------------------------------------------------------------------
            AGRICULTURAL PRODUCTS--1.3%
    5,500M  Terra Industries, Inc., 10.50%, 2005                  5,940,000         134
---------------------------------------------------------------------------------------
            APPAREL/TEXTILES--4.5%
    3,500M  Dan River, Inc., 10.125%, 2003                        3,758,125          85
    2,000M  GFSI, Inc., 9.625%, 2007                              2,060,000          46
    2,450M  Pillowtex Corp., 10%, 2006                            2,633,750          59
      650M  Pillowtex Corp., 9%, 2007 (Note 4)                      669,500          15
    3,600M  Polymer Group, Inc., 9%, 2007                         3,618,000          81
    7,000M  Westpoint Stevens, Inc., 9.375%, 2005                 7,350,000         165
---------------------------------------------------------------------------------------
                                                                 20,089,375         451
---------------------------------------------------------------------------------------
            AUTOMOTIVE--2.1%
    1,650M  Cambridge Industries, Inc., 10.25%, 2007 (Note 4)     1,724,250          39
    2,800M  Collins & Aikman Products Co., 11.50%, 2006           3,136,000          71
    2,000M  Exide Corp., 10%, 2005                                2,110,000          48
    2,260M  Safelite Glass Corp., 9.875%, 2006 (Note 4)           2,373,000          53
---------------------------------------------------------------------------------------
                                                                  9,343,250         211
---------------------------------------------------------------------------------------
            BUILDING MATERIALS--4.0%
    3,500M  American Architectural Products Corp., 11.75%,
              2007 (Note 4)                                       3,552,500          80
    4,500M  American Standard Corp., 0% - 10.50%, 2005            4,522,500         102
    3,000M  Nortek, Inc., 9.125%, 2007                            3,033,750          68
    4,950M  Triangle Pacific Corp., 10.50%, 2003                  5,222,250         118
    1,277M  Waxman USA, Inc., 11.125%, 2001                       1,270,615          29
---------------------------------------------------------------------------------------
                                                                 17,601,615         397
---------------------------------------------------------------------------------------
            CHEMICALS--8.0%
    4,750M  AEP Industries, Inc., 9.875%, 2007 (Note 4)           4,898,437         110
    4,200M  Harris Chemical North America, Inc., 10.25%, 2001     4,441,500         100
    6,125M  Harris Chemical North America, Inc., 10.75%, 2003     6,538,437         147
    6,600M  Huntsman Polymers Corp., 11.75%, 2004                 7,474,500         168
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CHEMICALS (continued)
$   3,450M  Hydrochem Industrial Services, Inc., 10.375%,
              2007                                             $  3,613,875     $    81
    2,000M  Pharmaceutical Fine Chemicals, SA, 9.75%, 2007        2,030,000          46
    1,500M  Precise Technology, Inc., 11.125%, 2007               1,537,500          35
    4,500M  Texas Petrochemicals Corp., 11.125%, 2006             4,860,000         109
---------------------------------------------------------------------------------------
                                                                 35,394,249         796
---------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--2.1%
    4,070M  Herff Jones, Inc., 11%, 2005                          4,436,300         100
    2,000M  Hines Horticulture, Inc., 11.75%, 2005                2,200,000          50
    2,700M  Syratech Corp., 11%, 2007                             2,524,500          57
---------------------------------------------------------------------------------------
                                                                  9,160,800         207
---------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING--.1%
      600M  Plastic Containers, Inc., 10%, 2006                     636,000          14
---------------------------------------------------------------------------------------
            DURABLE GOODS MANUFACTURING--1.9%
    1,000M  Amtrol, Inc., 10.625%, 2006                           1,035,000          23
    2,500M  Day International Group, Inc., 11.125%, 2005          2,750,000          62
    4,275M  Fairfield Manufacturing, Inc., 11.375%, 2001          4,520,812         102
---------------------------------------------------------------------------------------
                                                                  8,305,812         187
---------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--1.1%
    1,000M  Amphenol Corp., 9.875%, 2007                          1,055,000          24
    3,650M  Essex Group, Inc., 10%, 2003                          3,777,750          85
---------------------------------------------------------------------------------------
                                                                  4,832,750         109
---------------------------------------------------------------------------------------
            ELECTRONICS/INSTRUMENTS/COMPONENTS--1.1%
    3,000M  Advanced Micro Devices, Inc., 11%, 2003               3,210,000          72
    1,600M  L-3 Communications Corp., 10.375%, 2007               1,728,000          39
---------------------------------------------------------------------------------------
                                                                  4,938,000         111
---------------------------------------------------------------------------------------
            ENERGY--3.9%
    3,500M  Deeptech International, Inc., 12%, 2000               3,718,750          84
    3,500M  Falcon Drilling Co., Inc., 9.75%, 2001                3,648,750          82
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            ENERGY (continued)
$   5,000M  KCS Energy, Inc., 11%, 2003                        $  5,512,500     $   124
    4,500M  Magnum Hunter Resources, Inc., 10%, 2007              4,612,500         104
---------------------------------------------------------------------------------------
                                                                 17,492,500         394
---------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--1.0%
    4,000M  KSL Recreation Group, Inc., 10.25%, 2007              4,280,000          96
---------------------------------------------------------------------------------------
            FINANCIAL--1.4%
    3,000M  Bay View Capital Corp., 9.125%, 2007                  3,105,000          70
    2,800M  Terra Nova Holdings PLC, 10.75%, 2005                 3,122,000          70
---------------------------------------------------------------------------------------
                                                                  6,227,000         140
---------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--1.6%
    1,000M  Delta Beverage Group, Inc., 9.75%, 2003               1,040,000          23
    3,500M  Di Giorgio Corp., 10%, 2007                           3,438,750          77
    2,625M  Fleming Companies, Inc., 10.625%, 2007 (Note 4)       2,782,500          63
---------------------------------------------------------------------------------------
                                                                  7,261,250         163
---------------------------------------------------------------------------------------
            GAMING/LODGING--3.3%
    4,000M  Casino America, Inc., 12.50%, 2003                    4,360,000          98
    4,000M  Grand Casinos, Inc., 9%, 2004 (Note 4)                4,040,000          91
      500M  Majestic Star Casino, LLC, 12.75%, 2003                 537,500          12
    2,250M  Prime Hospitality Corp., 9.25%, 2006                  2,385,000          54
    3,000M  Showboat, Inc., 9.25%, 2008                           3,210,000          72
---------------------------------------------------------------------------------------
                                                                 14,532,500         327
---------------------------------------------------------------------------------------
            HEALTHCARE--5.5%
    1,000M  Alaris Medical Systems, Inc., 9.75%, 2006             1,040,000          23
    4,000M  Genesis Healthcare, Inc., 9.75%, 2005                 4,170,000          94
    4,400M  Healthsouth Rehabilitation Corp., 9.50%, 2001         4,642,000         104
    3,750M  Integrated Health Services, Inc., 10.25%, 2006        4,003,125          90
    1,350M  Integrated Health Services, Inc., 9.50%, 2007
              (Note 4)                                            1,395,563          31
    2,500M  Integrated Health Services, Inc., 9.25%, 2008         2,559,375          58
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE (continued)
$   2,200M  Owens & Minor, Inc., 10.875%, 2006                 $  2,420,000     $    54
    3,800M  Tenet Healthcare Corp., 10.125%, 2005                 4,142,000          93
---------------------------------------------------------------------------------------
                                                                 24,372,063         547
---------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--11.6%
    3,000M  CF Cable TV, Inc., 11.625%, 2005                      3,405,000          77
    5,000M  Comcast United Kingdom Cable Corp., 0% - 11.20%,
              2007                                                4,037,500          91
    4,750M  Diamond Cable Communications PLC, 0% - 11.75%,
              2005                                                3,681,250          83
    8,050M  Echostar Communications Corp., 0% - 12.875%, 2004     7,365,750         166
    5,000M  Marcus Cable Operating Co., 0% - 13.50%, 2004         4,631,250         104
    2,300M  Rogers Communications, 9.125%, 2006                   2,346,000          53
    6,000M  SCI Television Corp., 11%, 2005                       6,195,000         139
    3,000M  Sinclair Broadcasting Group, 10%, 2005                3,210,000          72
    3,150M  TCI Satellite Entertainment, Inc., 10.875%, 2007
              (Note 4)                                            3,307,500          74
    6,500M  Videotron Holdings PLC, 0% - 11.125%, 2004            6,158,750         139
    4,000M  Videotron, Ltd., 10.25%, 2002                         4,240,000          95
    3,000M  Young Broadcasting Corp., 10.125%, 2005               3,172,500          71
---------------------------------------------------------------------------------------
                                                                 51,750,500       1,164
---------------------------------------------------------------------------------------
            MEDIA (OTHER)--2.6%
    4,000M  MDC Communications Corp., 10.50%, 2006                4,240,000          95
    4,000M  Outdoor Systems, Inc., 8.875%, 2007                   4,190,000          94
    3,000M  Von Hoffman Press, Inc., 10.375%, 2007 (Note 4)       3,202,500          72
---------------------------------------------------------------------------------------
                                                                 11,632,500         261
---------------------------------------------------------------------------------------
            MINING/METALS--3.9%
    1,400M  Euramax International PLC, 11.25%, 2006               1,520,750          34
    3,000M  Murrin Murrin Holdings Property, Ltd., 9.375%,
              2007 (Note 4)                                       2,985,000          67
    4,000M  Renco Metals, Inc., 11.50%, 2003                      4,260,000          96
    4,000M  Russel Metals, Inc., 10.25%, 2000                     4,155,000          94
    1,155M  UCAR Global Enterprises, Inc., 12%, 2005              1,300,819          29
    3,500M  Wheeling-Pittsburgh Corp., 9.25%, 2007                3,377,500          76
---------------------------------------------------------------------------------------
                                                                 17,599,069         396
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            MISCELLANEOUS--.7%
$   1,800M  Allied Waste North America, Inc., 10.25%, 2006     $  1,980,000     $    45
    1,025M  Kindercare Learning Centers, Inc., 9.50%, 2009        1,019,875          23
---------------------------------------------------------------------------------------
                                                                  2,999,875          68
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--5.6%
    4,000M  Container Corp., 11.25%, 2004                         4,360,000          98
    1,450M  Fonda Group, Inc., 9.50%, 2007                        1,384,750          31
    2,500M  Riverwood International, 10.25%, 2006                 2,484,375          56
    5,600M  S.D. Warren Co., Inc., 12%, 2004                      6,188,000         139
    5,500M  Stone Container Corp., 11.875%, 1998                  5,775,000         130
    2,000M  Stone Container Corp., 9.875%, 2001                   2,020,000          45
    2,400M  Stone Container Corp., 10.75%, 2002                   2,526,000          57
---------------------------------------------------------------------------------------
                                                                 24,738,125         556
---------------------------------------------------------------------------------------
            RETAIL - FOOD/DRUG--.7%
    2,000M  Randall's Food Markets, Inc., 9.375%, 2007 (Note
              4)                                                  2,050,000          46
    1,000M  Shoppers Food Warehouse Corp., 9.75%, 2004 (Note
              4)                                                  1,022,500          23
---------------------------------------------------------------------------------------
                                                                  3,072,500          69
---------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISE--1.9%
    4,500M  Barnes & Noble, Inc., 11.875%, 2003                   4,837,500         109
    2,000M  Big 5 Corp., 10.875%, 2007 (Note 4)                   1,990,000          45
    2,000M  J Crew Operating Corp., 10.375%, 2007 (Note 4)        1,740,000          39
---------------------------------------------------------------------------------------
                                                                  8,567,500         193
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--14.1%
    5,300M  American Communications Services, Inc., 0% - 13%,
              2005                                                4,200,250          95
    3,300M  Brooks Fiber Properties, Inc., 0% - 10.875%, 2006     2,747,250          62
    2,500M  Brooks Fiber Properties, Inc., 0% - 11.875%, 2006     2,006,250          45
    2,000M  Brooks Fiber Properties, Inc., 10%, 2007              2,305,000          52
    5,800M  Comcast Cellular Holdings, Inc., 9.50%, 2007          6,061,000         136
      750M  GCI, Inc., 9.75%, 2007                                  785,625          18
    4,600M  GST USA, Inc., 0% - 13.875%, 2005                     3,519,000          79
    5,000M  Intermedia Communications, Inc., 8.50%, 2008
              (Note 4)                                            5,025,000         113
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
PRINCIPAL                                                                      INVESTED
   AMOUNT                                                                      FOR EACH
       OR                                                                    $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS (continued)
$   1,050M  Netia Holdings BV, 10.25%, 2007 (Note 4)           $  1,005,375     $    23
    7,000M  Nextlink Communications, Inc., 12.50%, 2006           7,997,500         180
    2,500M  Omnipoint Corp., 11.625%, 2006                        2,643,750          60
    6,000M  Orion Network Systems, Inc., 11.25%, 2007             6,810,000         153
    5,000M  Paging Network, Inc., 10%, 2008                       5,193,750         117
    3,800M  Powertel, Inc., 0% - 12%, 2006                        2,736,000          62
    4,000M  Powertel, Inc., 11.125%, 2007                         4,340,000          98
    4,175M  Qwest Communications International, 0% - 9.47%,
              2007 (Note 4)                                       2,849,438          64
    4,000M  RCN Corp., 0% - 11.125%, 2007 (Note 4)                2,520,000          57
---------------------------------------------------------------------------------------
                                                                 62,745,188       1,414
---------------------------------------------------------------------------------------
            TRANSPORTATION--3.0%
    4,000M  Coach USA, Inc., 9.375%, 2007                         4,110,000          92
    5,700M  Eletson Holdings, Inc., 9.25%, 2003                   5,856,750         132
    3,100M  Moran Transportation Co., 11.75%, 2004                3,456,500          78
---------------------------------------------------------------------------------------
                                                                 13,423,250         302
---------------------------------------------------------------------------------------
            TOTAL VALUE OF CORPORATE BONDS (cost
             $367,774,408)                                      389,000,671       8,753
---------------------------------------------------------------------------------------
            COMMON STOCKS--.1%
            MEDIA (CABLE TV/BROADCASTING)
   15,753   *Echostar Communications Corp.--Class "A" (cost
              $0)                                                   263,863           6
---------------------------------------------------------------------------------------
            PREFERRED STOCKS--6.0%
            MEDIA (CABLE TV/BROADCASTING)--4.5%
    2,705   American Radio Systems Corp., 11.375%, Series "B"       320,204           7
   86,022   Cablevision Systems Corp., 11.125%, PIK, Series
              "M"                                                 9,849,462         222
    4,224   Echostar Communications, 12.125%                      4,351,008          98
    4,755   Time Warner, Inc., 10.25%, PIK, Series "K"            5,349,375         120
---------------------------------------------------------------------------------------
                                                                 19,870,049         447
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--1.1%
  100,000   S.D. Warren Co., Inc., 14%, Series "B"                4,900,000         110
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
   SHARES                                                                      FOR EACH
       OR                                                                    $10,000 OF
 WARRANTS   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            PUBLISHING & PRINTING--.4%
   11,820   Primedia, 11.625%, Series "B"                      $  1,261,764     $    28
    5,000   Primedia, 9.20%, Series "E" (Note 4)                    520,000          12
---------------------------------------------------------------------------------------
                                                                  1,781,764          40
---------------------------------------------------------------------------------------
            TOTAL VALUE OF PREFERRED STOCKS (cost
             $21,778,563)                                        26,551,813         597
---------------------------------------------------------------------------------------
            WARRANTS--.4%
            GAMING/LODGING--.0%
    7,000   *Goldriver Finance Corp., Liquidating Trust               7,000          --
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.2%
   55,390   *Gaylord Container Corp. (expiring 11/1/02)             318,492           7
  100,000   *S.D. Warren Co., Inc. (expiring 12/15/06) (Note
              4)                                                    500,000          11
---------------------------------------------------------------------------------------
                                                                    818,492          18
---------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISE--.0%
   65,000   *Cort Business Services Corp. (expiring 9/1/98)         219,375           5
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--.2%
    7,300   *American Communications Services, Inc. (expiring
              11/1/05) (Note 4)                                     766,500          17
    6,000   *Orion Network Systems, Inc. (expiring 1/15/07)          72,000           2
---------------------------------------------------------------------------------------
                                                                    838,500          19
---------------------------------------------------------------------------------------
            TOTAL VALUE OF WARRANTS (cost $214,858)               1,883,367          42
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
    UNITS                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            UNITS--.9%
            MEDIA (CABLE TV/BROADCASTING)
    3,850   Star Choice Communications (cost $3,850,000) (a)
              (Note 4)                                         $  3,984,750     $    90
---------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--1.8%
$   7,500M  U.S. Treasury Note, 7.25%, 2004 (cost $8,163,281)     8,109,383         182
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--1.8%
      500M  Ford Motor Credit Corp., 5.95%, 1/7/98                  499,504          11
    7,500M  Lubrizol Corp., 6.25%, 1/13/98                        7,484,375         169
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $7,983,879)                                          7,983,879         180
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $409,764,989)          98.5%   437,777,726       9,850
OTHER ASSETS, LESS LIABILITIES                           1.5      6,668,589         150
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $444,446,315     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing
(a) Each unit consists of one 13% Senior Secured Note due 2005, and 23.16 Warrants (expiring 12/15/05) to buy one share of common stock at $.01 per share

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1997

-------------------------------------------------------------------
ASSETS
Investments in securities, at value
  (identified cost $409,764,989) (Note
  1A)..................................                $437,777,726
Cash...................................                     237,970
Receivables:
  Interest.............................                   8,231,740
  Capital shares sold..................                     247,785
Other assets...........................                     168,816
                                                       ------------
Total Assets...........................                 446,664,037
LIABILITIES
Payables:
  Dividend payable.....................  $    943,148
  Capital shares redeemed..............       854,065
Accrued advisory fee...................       271,929
Accrued expenses.......................       148,580
                                         ------------
Total Liabilities......................                   2,217,722
                                                       ------------
NET ASSETS (Note 6):
  Class A (98,909,392 shares
    outstanding).......................   438,657,284
  Class B (1,308,672 shares
    outstanding).......................     5,789,031  $444,446,315
                                         ------------
                                                       ------------
                                                       ------------
NET ASSETS CONSIST OF:
Capital paid in........................                $969,733,595
Undistributed net investment income....                   4,745,384
Accumulated net realized loss on
  investment transactions..............                (558,045,401)
Net unrealized appreciation in value of
  investments..........................                  28,012,737
                                                       ------------
Total..................................                $444,446,315
                                                       ------------
                                                       ------------

NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................                $       4.43
                                                              -----
                                                              -----

MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A ($4.43/.9375)*.......                $       4.73
                                                              -----
                                                              -----

NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B (Note 6).............                $       4.42
                                                              -----
                                                              -----

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS FUND FOR INCOME, INC.
Year Ended December 31, 1997

-------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $ 39,650,340
  Dividends (Note 1E)..................     1,956,990
  Consent fees.........................     1,046,130
                                         ------------
Total income...........................                $ 42,653,460
Expenses (Notes 1 and 3):
  Advisory fee.........................     3,217,285
  Shareholder servicing costs..........       891,951
  Distribution plan expenses  - Class
    A..................................       647,844
  Distribution plan expenses  - Class
    B..................................        38,520
  Professional fees....................        60,379
  Reports and notices to
    shareholders.......................        58,307
  Custodian fees.......................        49,935
  Other expenses.......................        91,858
                                         ------------
Total expenses.........................     5,056,079
Less: Custodian fees paid indirectly...       (19,773)
                                         ------------
Net expenses...........................                   5,036,306
                                                       ------------
Net investment income..................                  37,617,154
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (Note 2):
Net realized gain on investments.......     7,801,754
Net unrealized appreciation of
  investments..........................     7,327,698
                                         ------------
Net gain on investments................                  15,129,452
                                                       ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................                $ 52,746,606
                                                       ------------
                                                       ------------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS FUND FOR INCOME, INC.

-------------------------------------------------------------------
YEAR ENDED DECEMBER 31                           1997          1996
---------------------------------------  ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................  $ 37,617,154  $ 39,637,266
  Net realized gain (loss) on
    investments........................     7,801,754    (5,886,757)
  Net unrealized appreciation of
    investments........................     7,327,698    19,592,189
                                         ------------  ------------
    Net increase in net assets
      resulting from operations........    52,746,606    53,342,698
                                         ------------  ------------
DIVIDENDS TO SHAREHOLDERS
  Net investment income - Class A......   (37,571,202)  (37,526,146)
  Net investment income - Class B......      (367,759)     (210,871)
                                         ------------  ------------
    Total dividends....................   (37,938,961)  (37,737,017)
                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (a)
Class A:
  Proceeds from shares sold............    16,851,806    14,956,436
  Value of dividends reinvested........    26,312,729    25,915,540
  Cost of shares redeemed..............   (50,837,153)  (50,539,459)
                                         ------------  ------------
                                           (7,672,618)   (9,667,483)
                                         ------------  ------------
Class B:
  Proceeds from shares sold............     2,600,932     1,604,309
  Value of dividends reinvested........       234,762       127,411
  Cost of shares redeemed..............      (543,250)     (249,045)
                                         ------------  ------------
                                            2,292,444     1,482,675
                                         ------------  ------------
  Net decrease from capital share
    transactions.......................    (5,380,174)   (8,184,808)
                                         ------------  ------------
    Net increase in net assets.........     9,427,471     7,420,873
NET ASSETS
  Beginning of year....................   435,018,844   427,597,971
                                         ------------  ------------
  End of year (including undistributed
    net investment income of $4,745,384
    and $5,067,191, respectively)......  $444,446,315  $435,018,844
                                         ------------  ------------
                                         ------------  ------------
(a)CAPITAL SHARES ISSUED AND REDEEMED
Class A:
  Sold.................................     3,881,531     3,564,924
  Issued for dividends reinvested......     6,059,302     6,171,776
  Redeemed.............................   (11,715,604)  (12,071,004)
                                         ------------  ------------
  Net decrease in Class A capital
    shares outstanding.................    (1,774,771)   (2,334,304)
                                         ------------  ------------
                                         ------------  ------------
Class B:
  Sold.................................       599,023       383,768
  Issued for dividends reinvested......        54,064        30,324
  Redeemed.............................      (124,769)      (59,519)
                                         ------------  ------------
  Net increase in Class B capital
    shares outstanding.................       528,318       354,573
                                         ------------  ------------
                                         ------------  ------------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS FUND FOR INCOME, INC.

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income and secondarily to seek capital appreciation.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining values. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1997 the Fund had capital loss carryovers of $558,045,401 of which $350,158,165 expires in 1998, $207,520,038 in 1999, $254,689 in 2002 and $112,509 in 2005.

C. Distributions to Shareholders--Dividends to shareholders from net investment income are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the year ended December 31, 1997, the Fund recognized $1,956,990 of dividend income from these taxable "pay in kind" distributions. Interest income and estimated expenses are accrued daily. The Fund's custodian has provided credits in the amount of $19,773 against custodian charges based on the uninvested cash balances of the Fund.

2. SECURITIES TRANSACTIONS--For the year ended December 31, 1997, purchases and sales of securities, other than United States Government obligations and short-term corporate notes, aggregated $183,074,499 and $186,008,618, respectively.

At December 31, 1997, the cost of investments for federal income tax purposes was $409,764,989. Accumulated net unrealized appreciation on investments was $28,012,737, consisting of $28,920,815 gross unrealized appreciation and $908,078 gross unrealized depreciation.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM"), and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's individual retirement accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) was paid by FIMCO or FIC. Effective January 1, 1998, independent directors will be remunerated by the Fund.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

For the year ended December 31, 1997, FIC, as underwriter, received $472,941 in commissions after allowing $60,576 to other dealers. Shareholder servicing costs included $572,966 in transfer agent fees paid to ADM, and $175,971 in IRA custodian fees paid to FFS.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, the
Fund is authorized to pay FIC a fee in an amount up to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund. However, pursuant to settlements entered into with various state regulators, the fee is limited to
 .15% for Class A and .85% for Class B until February 1, 1998. For the year ended December 31, 1997, this fee reduction amounted to $647,844 for Class A and $6,799 for Class B.

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1997, the Fund held twenty-three 144A securities with an aggregate value of $54,904,313 representing 12.4% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. CONCENTRATION OF CREDIT RISK--The Fund's investment in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS FUND FOR INCOME, INC.

6. CAPITAL--The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 1,000,000,000 shares originally authorized, the Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS FUND FOR INCOME, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

------------------------------------------------------------------------------------------------------
                                                        CLASS A                        CLASS B
                                         -------------------------------------  ----------------------
                                                                                                  1995
Year Ended December 31                     1997    1996    1995   1994    1993    1997    1996       *
------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Year.....  $ 4.29  $ 4.13  $ 3.81  $4.17  $ 3.89  $ 4.28  $ 4.13  $ 3.81
                                         ------  ------  ------  -----  ------  ------  ------  ------
Income from Investment Operations
  Net investment income................     .38     .39     .38    .37     .39     .34     .38     .31
  Net realized and unrealized gain
    (loss) on investments..............     .14     .14     .30   (.35)    .29     .15     .12     .33
                                         ------  ------  ------  -----  ------  ------  ------  ------
    Total from Investment Operations...     .52     .53     .68    .02     .68     .49     .50     .64
                                         ------  ------  ------  -----  ------  ------  ------  ------
Less Dividends from
  Net Investment Income................     .38     .37     .36    .38     .40     .35     .35     .32
                                         ------  ------  ------  -----  ------  ------  ------  ------
Net Asset Value, End of Year...........  $ 4.43  $ 4.29  $ 4.13  $3.81  $ 4.17  $ 4.42  $ 4.28  $ 4.13
                                         ------  ------  ------  -----  ------  ------  ------  ------
                                         ------  ------  ------  -----  ------  ------  ------  ------
TOTAL RETURN (%)+......................   12.62   13.40   18.54    .58   18.06   11.95   12.51   17.46
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in
  millions)............................    $439    $432    $425   $401    $431      $6      $3      $2
Ratio to Average Net Assets: (%)
  Expenses.............................    1.15    1.16    1.18   1.22    1.32    1.85    1.86    1.92(a)
  Net investment income................    8.63    9.27    9.53   9.34    9.54    7.93    8.57    8.78(a)

Portfolio Turnover Rate (%)............      45      30      33     39      76      45      30      33

+ Calculated without sales charge
* For the period 1/12/95 (date class B shares first offered) to 12/31/95
(a) Annualized

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of First Investors Fund For Income, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of First Investors Fund For Income, Inc., as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Fund For Income, Inc. at December 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 1998

                 (This page has been left blank intentionally.)

FIRST INVESTORS FUND FOR INCOME, INC.

DIRECTORS
-------------------------------------------

JAMES J. COY (Emeritus)

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

NANCY W. JONES
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS FUND FOR INCOME, INC.

SHAREHOLDER INFORMATION
-------------------------------------------
INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST INVESTORS FUND FOR INCOME, INC.
95 WALL STREET
NEW YORK, NY 10005


First Investors Logo

Logo is described as follows: The arabic numeral one separated into seven vertical segments followed by the words "First Investors."

A MEMBER OF THE
FIRST INVESTORS FINANCIAL NETWORK
FIFI-065

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" appear in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" which appears to the right of the above language in the printed piece.

Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear in the printed piece.

FIRST
INVESTORS
FUND FOR
INCOME, INC.

ANNUAL
REPORT

DECEMBER 31, 1997